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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Bestway, Inc. on Form S-8 (Registration No. 33-60471) of our report dated October 13, 2000, on our audits of the consolidated financial statements of Bestway, Inc. as of July 31, 2000 and 1999 and for the years ended July 31, 2000, 1999 and 1998, which report is included in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Dallas, Texas
October 27, 2000